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Report of Independent Accountants on Applying Agreed-Upon Procedures

September 3, 2015

Orient Corporation
Masayuki Saito
President and Representative Director

Mizuho Securities USA Inc.
Jeremy Ebrahim
Managing Director

Dear Sirs:

According to the request from Orient Corporation (hereinafter referred to as "Orico"), Ernst & Young ShinNihon LLC (hereinafter referred to as "EYSN" or "we") have performed the procedures enumerated below, which were agreed among Orico, Mizuho Securities USA Inc. (hereinafter referred to as "MSUSA") and EYSN, with respect to the financing arising from Orico's asset-backed securitization program of auto loan receivables (hereinafter referred to as the "ABS program") based on the Auto Loan Trust Agreement (including any subsequent change, modification or alteration) to be entered into between Orico and Mizuho Trust and Banking Co., Ltd. on September 10, 2015. These agreed-upon procedures only refer to the operations involving financing through the ABS program (hereinafter referred to as the "Operations").

Scope of Agreed-Upon Procedures

We have conducted the procedures in accordance with the Audit and Assurance Practice Committee Report No. 20 "Research Report on CPA's Assurance Engagements" issued by the Japanese Institute of Certified Public Accountants (July 1, 2009). The procedures conducted by us (described as below) only cover the Operations, and were conducted solely for Orico for use in evaluating the existence and eligibility of the receivables assigned under the ABS program and the accuracy of the description in the product's prospectus.

Agreed-upon procedures and the results of the agreed-upon procedures performed

We have complied with the relevant provisions regarding professional ethics and conducted the following procedures. The results of the procedures performed are described as below.

Procedures related to the existence and eligibility of the assigned receivables (The eligibility of assigned receivables refers to evaluating whether the assigned receivables and its borrower meet the criteria of qualifying auto loan receivables and qualifying obligor subject to the ABS program).

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A member firm of Ernst & Young Global Limited

For the purpose of preparing a report, we performed the following procedures on August 24, 2015 at the Head Office of Orico. The terms in the angle brackets < > were explained by Mr. Nagao who is the responsible personnel of the Finance Department of Orico.

(A)	We obtained the following documents with respect to 100 auto loan receivables selected by Orico (the "selected receivables")

a.	Copy of the original written agreement entered into with the customer (the "Copy of the Original Written Agreement")

b.	Dump list involving data of the receivables subject to the ABS program, which was extracted from Orico's credit receivables management system (the "Orion System") on August 10, 2015 (the "Dump List")

c.	Screen copy of inquiries on the Orion System generated from the terminal on August 12, 2015 and August 13, 2015 (Data extracted from mainframe system, the "Orion Data")

(B)	For the selected receivables, we compared the following items in the Dump List and those specified in the relevant Copy of the Original Written Agreements.

a.	"Keiyaku bango" <Contract number>
We found them to be in agreement.

b.	"Shimei" <Customer (Borrower)'s full name>
We found them to be in agreement.

c.	"Jusho" <Customer (Borrower) address>
We found them to be in agreement with 1 exception. With respect to this exception, we made enquiry to Mr. Nagao and he explained to us that it was caused by omission of the address on the Copy of the Original Written Agreements.
According to Mr. Nagao, address registered in the Dump List are thought to be in agreement with the present address of the customer, because Orico sent mail to the registered address, and did not receive undelivered mail.

d.	"Uriagegankin" <Amount of original principal>
We found them to be in agreement.
In 1 sample, the figure relevant to "Uriagegankin"on the Copy of the Original Written Agreements was indistinct. We calculated this figure in accordance with the Copy of the Original Written Agreements and compared the calculation result with the figure in the Dump list and found it to be in agreement.
Calculation formula: "Bunkatsu shiharaikin goukei" － "Bunkatsubarai tesuryo"

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A member firm of Ernst & Young Global Limited

e.	"Kaiintesuryo" <Amount of fees charged to the customer (borrower)>
We found them to be in agreement.
In 1 sample, the figure relevant to "Kaiintesuryo" on the Copy of the Original Written Agreements was indistinct. We calculated this figure in accordance with the Copy of the Original Written Agreements and compared the calculation result with the figure in the Dump list and found it to be in agreement.
Calculation formula: "Oshiharai sogaku" － "Atamakin" － "Zankin"

f.	"Gankin + Tesuryo" <Total amount of installment receivables including principal and fees>
We found them to be in agreement.
In 1 sample, the figure relevant to "Gankin + Tesuryo" on the Copy of the Original Written Agreements was indistinct. We calculated this figure in accordance with the Copy of the Original Written Agreements and compared the calculation result with the figure in the Dump list and found it to be in agreement.
Calculation formula: "Oshiharai sogaku" － "Atamakin"

g.	"Shokai shiharai gaku" <Amount of the first installment payment>
We found them to be in agreement.
In 1 sample, the figure relevant to "Shokai shiharai gaku" on the Copy of the Original Written Agreements was indistinct. We calculated this figure in accordance with the Copy of the Original Written Agreements and compared the calculation result with the figure in the Dump list and found it to be in agreement.
Calculation formula: "Oshiharai sogaku" － "Atamakin" － "Dai 2-kaime iko bunkatsu shiharaikin" × ("Oshiharai kaisu" － 1)

h.	"Tsukibarai 2-kaime iko shiharaigaku" <Amount of the second or subsequent monthly installment>
We found them to be in agreement.

i.	"Hensai Kaisu" <Number of monthly installments>
We found them to be in agreement.

j.	"Tsukibarai bonasu hensaigaku" <Amount of monthly installment with extra payment at bonus>
We found them to be in agreement.
In 1 sample, the figure relevant to "Tsukibarai bonasu hensaigaku" on the Copy of the Original Written Agreements was indistinct. We calculated this figure in accordance with the Copy of the Original Written Agreements and compared the calculation result with the figure in the Dump list and found it to be in agreement.
Calculation formula: ("Bunkatsu shiharaikin goukei" － "Dai 1-kaime bunkatsu shiharaikin" － "Dai 2-kaime iko bunkatsu shiharaikin" × ("Oshiharai kaisu" － 1）) ÷ "Bonasubarai hensai kaisu"

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A member firm of Ernst & Young Global Limited

(C)	We compared the following data in the Dump List and those in the Orion Data to determine that the data of the selected receivables in the securitized receivables management system is consistent with those in the mainframe system, and found them to be in agreement.

a.	We compared the followings with respect to 100 selected receivables.
Items in the Dump List	"Shokai shiharai nengetsu" <Due date of first installment payment>
Items in the Orion Data	"Shokai" <first installment payment> in "Zandaka joho" <The outstanding balance data >

b.	We compared the followings with respect to 100 selected receivables.
Items in the Dump List	"Gankin + Tesuryo (jotoji)" <Total amount of installment receivables including principal and fees when assigned>
Items in the Orion Data	"So saikengaku" <Total amount of installment receivables> in "Zandaka joho" <The outstanding balance data >

(D)	For the selected receivables, we inspected the Dump List and determine the following:

a.	"Joto ji gankin" <Amount of principal when assigned> is JPY 20,000,000 or less.

b.	"Saishu hensai yoteinengetsu" <The final scheduled payment month of the monthly installments> is due before July 2022.

c.	"Zan hensai kaisu" <The number of remaining installment payments at assignment of the receivable> is 3 or more, but 84 or less.

(E)	For the selected receivables, we inspected the Orion Data and determine the following:

a.	"Tokusoku kubun" <Delinquency status> in "Zandaka joho" <The outstanding balance data> is "Seijo" <i.e. it is classified as normal receivables>.

b.	"Tokusoku kubun 2" <Delinquency status 2> in "Zandaka joho" <The outstanding balance data> is "0" <i.e. a reminder is not sent for overdue payment more than once>.

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A member firm of Ernst & Young Global Limited

Nature of Agreed-Upon Procedures

The procedures noted above have not been performed in accordance with generally accepted auditing standards or review standards for the purpose of providing an audit opinion to, or providing a review of the financial statements. Accordingly, EYSN shall not provide assurance nor provide a review report with respect to the Operations.

Had we conducted an audit or review of the financial statements in accordance with the generally accepted auditing standards or reviewing standards or extended the scope of our procedures, other matters might have come to our attention that would have been additionally reported to you.

This agreed-upon procedures engagement was not conducted for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization or

b.	Making any findings with respect to:

i.	Whether the origination of the auto loan receivables conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,

ii.	The value of the collateral securing the auto loan receivables,

iii.	Whether the originators of the auto loan receivables complied with federal, state or local laws or regulations or

iv.	Any other factor or characteristic of the auto loan receivables that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions.

This report is intended solely for your use and information with respect to the Operations, and is not intended to be and should not be distributed to any other party, and should not be used for any purpose other than as above. In addition, this report only refers to the Operations of Orico as of August 10, 2015 and shall not refer to any other operations.

There is no conflict of interest between Orico and EYSN or its Engagement Partners requiring mention as stipulated in the Certified Public Accountants Act.

Yours faithfully,

/s/ Ernst & Young ShinNihon LLC

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A member firm of Ernst & Young Global Limited